UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 27, 2012

GeoMet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32960	76-0662382
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

909 Fannin, Suite 1850

Houston, Texas, 77010

(Address of principal executive offices)

(713) 659-3855

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On July 27, 2012, GeoMet, Inc. (the “Company”) and the banks executed an amendment (the “Third Amendment”) to the Fifth Amended and Restated Credit Agreement, effective July 25, 2012. The Third Amendment extends the date by which the Company can provide written notice stating the action it proposes to take to remedy its previously disclosed borrowing base deficiency from July 31, 2012 to August 8, 2012.

The foregoing description of the Third Amendment is qualified in its entirety by reference to the Third Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

SECTION 7 — Regulation FD

Item 7.01.  Regulation FD Disclosure.

On July 31, 2012, the Company issued a press release announcing that its lenders have provided a second extension, from July 31, 2012 to August 8, 2012, to complete an agreement dealing with the Company’s borrowing base deficiency under its credit agreement.

A copy of the press release dated July 31, 2012 is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SECTION 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Title of Document

10.1	Third Amendment to Fifth Amended and Restated Credit Agreement.

99.1	Press release dated July 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeoMet, Inc.
(Registrant)

Dated: July 31, 2012	By:	/s/ Tony Oviedo
	Name:	Tony Oviedo
	Title:	Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Controller

Exhibit Index

Exhibit Number	Title of Document

10.1	Third Amendment to Fifth Amended and Restated Credit Agreement.

99.1	Press release dated July 31, 2012.